SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 30, 2001


                             Optimal Robotics Corp.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

              0-28572                               98-0160833
      (Commission File Number)            (IRS Employer Identification No.)


         4700 de la Savane, Suite 101, Montreal, Quebec, Canada H4P 1T7
          (Address of Principal Executive Offices, Including Zip Code)


                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        Exhibit 99.1 Kroger Orders 500 Additional Self-Checkout Systems From Optimal Robotics (January 30, 2001)

        Exhibit 99.2 Harris Teeter To Purchase 50 U-Scan(R)Self-Checkout Systems From Optimal Robotics (January 31, 2001)

        Exhibit 99.3 Optimal Announces Record Purchase Commitments For 2001 (January 31, 2001)



                                   SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2001                     Optimal Robotics Corp.
                                               (Registrant)



                                            By:    /s/ Holden L. Ostrin
                                                   -----------------------------
                                                   Holden L. Ostrin
                                                   Co-Chairman